SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) April 2, 2002
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On April 2, 2002, General Motors Corporation (GM) issued a news release announcing March and first-quarter production results and revised second-quarter schedule. The release is as follows:

              GM Continues Strong Retail Momentum in March

            o March Retail Sales Up 6 Percent, First Qtr Retail Up 3.5 Percent
            o March Total Sales Down 2 Percent From Year Ago Levels
            o Truck Sales Up 8 percent, Retail Truck Sales Up 12 Percent
            o GM Utility Sales Continue On Record Pace, Up 23 percent

                  GM Announces March and First-Quarter Production Results,
                         Revises Second-Quarter Schedule

      DETROIT -- General Motors dealers sold 419,410 new cars and trucks in March in the United States, down slightly over last year. GM's retail sales were up 6 percent over year ago levels due to a 12 percent increase in retail truck sales and first quarter retail sales were up 3.5 percent. GM car sales were down 12 percent with a majority of the decline being attributable to a 34 percent reduction in fleet volume.

      "Our retail sales were strong again in March and we exceeded our expectations despite another substantial reduction in daily rental fleet volume," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "We continue to exceed our year ago retail levels, our share continues to stabilize and our inventories remain lean. The truck side of our business continues to run at an all-time industry record sales rate and with the ongoing success of key products like the Chevy Impala and the excitement around the all-new Pontiac Vibe and Cadillac CTS, our car lineup is also gaining momentum in the marketplace."

      Lovejoy continued, "Combined with the outstanding sales efforts of our dealers we are firmly positioned to maintain our momentum and shift into overdrive."

GM Truck Sales
--------------

      For March, GM's industry leading truck lineup maintained its brisk growth with deliveries up 8 percent. GM's combined midsize utility sales (51,402) increased 52 percent over year ago levels and was the second best month in industry history. Once again, GM achieved midsize utility leadership on the strength of exceptional sales of the Chevrolet TrailBlazer (19,053) and the GMC Envoy (8,013).

      Additionally, GM continued its leadership again in full-size utilities selling 42,038 units and had another solid month in full-size pickups delivering 77,440 units. The all-new Saturn VUE, combined with the Chevy Tracker, contributed to GM's first month above 9,000 small utility sales (9,070), strengthening GM's position in the segment. For the month of March, GM delivered more than 100,000 utilities, the third best month by any manufacturer.

GM Car Sales
------------

       GM car sales were down 12 percent in February due in part to a 34 percent reduction in fleet volume, retail sales were down slightly (-2 percent). Several GM cars had strong sales performances in March. Pontiac retail sales were up 20 percent on the strength of Grand Am and Grand Prix, which increased 26 percent and 20 percent respectively. Chevrolet Malibu retail sales were up 26 percent and Chevrolet Impala maintained its impressive sales with 16,923 deliveries. Cadillac's all-new CTS sold 3,179 units in March and the SAAB 9-3 and 9-5 increased 86 percent and 14 percent respectively.

Certified Used Sales
--------------------

      GM momentum in the certified used car market continued to build, achieving approximately 25,700 total used certified vehicle sales for March, including the Cadillac, Saturn and SAAB certified brands. The GM Certified Used Vehicle brand had another record month, selling 22,448 units. Lovejoy commented on the success of GM's certified used vehicle programs. "With tremendous support from our dealers, this program is really taking off as we pursue segment leadership in Certified Used Vehicles."

GM Announces March and First-Quarter Production Results, Revises Second-Quarter
-------------------------------------------------------------------------------
Schedule
--------

      In March, GM produced 481,000 vehicles (206,000 cars and 275,000 trucks) in North America, up more than 4 percent from 461,000 vehicles (218,000 cars and 243,000 trucks) produced in March 2001. (Totals include joint venture production of 10,000 vehicles in March and 10,000 vehicles in March 2001.)

      In the first quarter, GM produced 1.353 million vehicles (600,000 cars and 753,000 trucks) in North America, up more than 11 percent from 1.214 million vehicles (581,000 cars and 633,000 trucks) produced in the first quarter of 2001.

      GM's second-quarter production forecast is 1.48 million vehicles (652,000 cars and 828,000 trucks), nearly 4 percent higher than the previous estimate of
1.425 million vehicles (605,000 cars and 820,000 trucks). The second-quarter increase - most of it in cars - is due to stronger-than-expected consumer demand and a moderate recovery in daily rental deliveries. The new forecast also is 8.5 percent higher than the second quarter of 2001 when GM produced 1.364 million vehicles (638,000 cars and 726,000 trucks).

      GM also announced the following production forecast information for its international regions:

o GM Europe - The second-quarter production forecast is 475,000 vehicles, an increase of 12,000 vehicles.
o GM Asia Pacific - The second-quarter production forecast is 67,000 vehicles, an increase of 1,000 vehicles.
o GM Latin America, Africa and the Middle East - The second-quarter production forecast is 149,000 vehicles, an increase of 2,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #





Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                    Calendar Year-to-Date
                                 March                 January - March
                      ---------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   28         2002     2001    per S/D    2002      2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          419,410   442,573    -1.7  1,130,155 1,195,635     -5.5
-------------------------------------------------------------------------------
Car Total              181,181   213,310   -11.9    469,824   603,623    -22.2
-------------------------------------------------------------------------------
Truck Total            238,229   229,263     7.8    660,331   592,012     11.5
-------------------------------------------------------------------------------
Light Truck Total      235,078   224,521     8.6    652,078   581,547     12.1
-------------------------------------------------------------------------------
Light Vehicle Total    416,259   437,831    -1.4  1,121,902 1,185,170     -5.3
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Market Division
Vehicle Total                                       Calendar Year-to-Date
                                 March                 January - March
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002      2001     % Chg
-------------------------------------------------------------------------------
Buick                   29,135    29,086     3.9     82,730    86,170     -4.0
Cadillac                14,968    13,113    18.4     39,763    38,205      4.1
Chevrolet              232,665   244,743    -1.4    649,601   653,980     -0.7
GMC                     44,205    49,388    -7.2    127,125   124,702      1.9
HUMMER                      37        58   -33.8        127       227    -44.1
Oldsmobile              16,008    24,668   -32.7     42,871    76,554    -44.0
Other - Isuzu            1,422     1,855   -20.5      3,117     3,990    -21.9
Pontiac                 50,299    52,096     0.1    118,245   137,737    -14.2
Saab                     4,864     3,175    58.9      9,138     7,837     16.6
Saturn                  25,807    24,391     9.7     57,438    66,233    -13.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    176,283   209,470   -12.7    460,538   593,758    -22.4
-------------------------------------------------------------------------------
Light Truck            235,078   224,521     8.6    652,078   581,547     12.1
-------------------------------------------------------------------------------
Twenty-seven selling days for the March period this year and twenty-eight for last year.

*American Isuzu Motors, Inc. dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.





                                              2-1P
                               GM Car Deliveries - (United States)
                                           March 2002
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)      March                 January - March
                         -----------------------------------------------------
                                             %Chg
                          2002      2001   per S/D     2002      2001    % Chg
                         -----------------------------------------------------
       Selling Days (S/D)  27       28
------------------------------------------------------------------------------

Century                  9,377    10,477    -7.2     27,032    30,092    -10.2
LeSabre                  9,238    11,624   -17.6     26,805    34,370    -22.0
Park Avenue              2,284     2,664   -11.1      6,190     8,529    -27.4
Regal                    2,192     4,319   -47.4      6,524    13,177    -50.5
Riviera                      0         2   ***.*          0         2    ***.*
      Buick Total       23,091    29,086   -17.7     66,551    86,170    -22.8
------------------------------------------------------------------------------
Catera                      34       665   -94.7        148     2,028    -92.7
CTS                      3,145         0   ***.*      4,258         0    ***.*
DeVille                  5,566     6,762   -14.6     17,164    23,947    -28.3
Eldorado                   591       719   -14.8      1,612     1,901    -15.2
Seville                  2,142     2,344    -5.2      5,634     5,273      6.8
     Cadillac Total     11,478    10,490    13.5     28,816    33,149    -13.1
------------------------------------------------------------------------------
Camaro                   3,082     3,164     1.0      7,934     7,673      3.4
Cavalier                21,991    21,978     3.8     56,842    64,678    -12.1
Corvette                 1,877     2,923   -33.4      7,674     7,941     -3.4
Impala                  16,923    19,372    -9.4     49,200    52,660     -6.6
Lumina                      12     4,646   -99.7         15    12,790    -99.9
Malibu                  15,819    17,656    -7.1     41,245    47,809    -13.7
Metro                        1     2,048   ***.*          3     5,854    ***.*
Monte Carlo              5,226     6,934   -21.8     15,232    18,343    -17.0
Prizm                    2,886     4,487   -33.3      7,017    14,263    -50.8
    Chevrolet Total     67,817    83,208   -15.5    185,162   232,011    -20.2
------------------------------------------------------------------------------
Alero                    8,680    12,084   -25.5     26,270    38,632    -32.0
Aurora                     891     3,047   -69.7      2,357     9,214    -74.4
Cutlass                      0         3   ***.*          0        11    ***.*
Eighty Eight                 0         1   ***.*          0         1    ***.*
Intrigue                 1,781     3,455   -46.5      4,118    12,274    -66.4
    Oldsmobile Total    11,352    18,590   -36.7     32,745    60,132    -45.5
------------------------------------------------------------------------------
Bonneville               2,922     5,366   -43.5      8,004    12,492    -35.9
Firebird                 1,998     2,421   -14.4      5,708     5,799     -1.6
Grand Am                15,458    16,521    -3.0     39,085    50,161    -22.1
Grand Prix              14,480    11,814    27.1     29,457    27,250      8.1
Sunfire                  5,502     8,248   -30.8     17,150    22,389    -23.4
Vibe                     2,014         0   ***.*      2,554         0    ***.*
     Pontiac Total      42,374    44,370    -1.0    101,958   118,091    -13.7
------------------------------------------------------------------------------
900                          0         0   ***.*          0         0    ***.*
9000                         0         0   ***.*          0         0    ***.*
9-3                      3,564     1,990    85.7      6,425     4,528     41.9
9-5                      1,300     1,185    13.8      2,713     3,309    -18.0
       Saab Total        4,864     3,175    58.9      9,138     7,837     16.6
------------------------------------------------------------------------------
Saturn L Series          8,536     8,907    -0.6     18,927    24,631    -23.2
Saturn S Series         11,669    15,484   -21.8     26,527    41,602    -36.2
      Saturn Total      20,205    24,391   -14.1     45,454    66,233    -31.4
------------------------------------------------------------------------------
        GM Total       181,181   213,310   -11.9    469,824   603,623    -22.2
------------------------------------------------------------------------------
                         GM Car Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *     176,283   209,470   -12.7    460,538   593,758    -22.4
------------------------------------------------------------------------------
GM Import                4,898     3,840    32.3      9,286     9,865     -5.9
------------------------------------------------------------------------------
        GM Total       181,181   213,310   -11.9    469,824   603,623    -22.2
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                2-1P
                                    GM Car Deliveries - (United States)
                                             March 2002
------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)      March                  January - March
                         -----------------------------------------------------
                                            %Chg
                          2002      2001  per S/D      2002      2001    % Chg
                         -----------------------------------------------------
       Selling Days (S/D)  27      28
------------------------------------------------------------------------------
               GM Car Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total             23,091    29,086   -17.7     66,551    86,170    -22.8
Cadillac Total          11,444     9,825    20.8     28,668    31,121     -7.9
Chevrolet Total         67,817    83,208   -15.5    185,162   232,011    -20.2
Oldsmobile Total        11,352    18,590   -36.7     32,745    60,132    -45.5
Pontiac Total           42,374    44,370    -1.0    101,958   118,091    -13.7
Saturn Total            20,205    24,391   -14.1     45,454    66,233    -31.4
     GM North America
      Total*           176,283   209,470   -12.7    460,538   593,758    -22.4
------------------------------------------------------------------------------
Cadillac Total              34       665   -94.7        148     2,028    -92.7
Saab Total               4,864     3,175    58.9      9,138     7,837     16.6
     GM Import Total     4,898     3,840    32.3      9,286     9,865     -5.9
------------------------------------------------------------------------------
                        GM Vehicle Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total             29,135    29,086     3.9     82,730    86,170     -4.0
Cadillac Total          14,968    13,113    18.4     39,763    38,205      4.1
Chevrolet Total        232,665   244,743    -1.4    649,601   653,980     -0.7
GMC Total               44,205    49,388    -7.2    127,125   124,702      1.9
HUMMER Total                37        58   -33.8        127       227    -44.1
Oldsmobile Total        16,008    24,668   -32.7     42,871    76,554    -44.0
Other-Isuzu Total        1,422     1,855   -20.5      3,117     3,990    -21.9
Pontiac Total           50,299    52,096     0.1    118,245   137,737    -14.2
Saab Total               4,864     3,175    58.9      9,138     7,837     16.6
Saturn Total            25,807    24,391     9.7     57,438    66,233    -13.3
     GM Total          419,410   442,573    -1.7  1,130,155 1,195,635     -5.5
------------------------------------------------------------------------------
* Includes US/Canada/Mexico



                                                  3-1P
                                   GM Truck Deliveries - (United States)
                                              March 2002
------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                    (1)              March              January - March
                    ----------------------------------------------------------
                                           % Chg
                          2002      2001  per S/D      2002      2001    % Chg
------------------------------------------------------------------------------
  Selling Days (S/D)      27        28
------------------------------------------------------------------------------
Rendezvous               6,044         0   ***.*     16,179         0    ***.*
    Total Buick          6,044         0   ***.*     16,179         0    ***.*
------------------------------------------------------------------------------
Escalade                 2,598     2,623     2.7      8,365     5,056     65.4
Escalade EXT               892         0   ***.*      2,582         0    ***.*
  Total Cadillac         3,490     2,623    38.0     10,947     5,056    116.5
------------------------------------------------------------------------------
Astro                    4,957     5,937   -13.4     11,896    16,318    -27.1
C/K Suburban(Chevy)     11,537    13,373   -10.5     33,062    35,506     -6.9
Chevy C/T Series           370       602   -36.3      1,214     1,587    -23.5
Chevy P Models & Mtr Hms     0         4   ***.*          0        24    ***.*
Chevy W Series             237       173    42.1        616       531     16.0
Express Cutaway/G Cut    1,389     1,226    17.5      4,035     3,290     22.6
Express Panel/G Van      5,600     5,956    -2.5     15,256    16,456     -7.3
Express/G Sportvan       1,828     1,734     9.3      3,609     3,600      0.3
S/T Blazer              13,593    20,429   -31.0     30,964    56,123    -44.8
S/T Pickup              15,592    13,618    18.7     37,870    37,662      0.6
Tahoe                   16,656    17,166     0.6     48,366    46,348      4.4
Tracker                  3,468     5,878   -38.8      9,884    13,507    -26.8
TrailBlazer             19,053     1,033   ***.*     58,653     1,092    ***.*
Venture                  9,831     8,153    25.0     19,658    19,331      1.7
...............................................................................
     Avalanche           8,951         0   ***.*     23,954         0    ***.*
     Silverado-C/K
       Pickup           51,786    66,253   -18.9    165,402   170,594     -3.0
Chevrolet Fullsize
   Pickups              60,737    66,253    -4.9    189,356   170,594     11.0
...............................................................................
  Chevrolet Total      164,848   161,535     5.8    464,439   421,969     10.1
------------------------------------------------------------------------------
C/K Suburban(GMC)            0         1   ***.*          0        21    ***.*
Envoy                    8,013     1,664   399.4     22,625     1,767    ***.*
GMC C/T Series             772     1,508   -46.9      2,425     3,167    -23.4
GMC W Series               350       598   -39.3        881     1,157    -23.9
P Models & Mtr Hms(GMC)      0         2   ***.*          0         9    ***.*
S/T Jimmy                  101     5,905   -98.2        536    16,810    -96.8
Safari (GMC)             1,390     2,053   -29.8      3,486     5,740    -39.3
Savana Panel/G Classic   1,473     2,920   -47.7      4,401     6,944    -36.6
Savana Special/G Cut     1,035       819    31.1      1,917     1,785      7.4
Savana/Rally               239       197    25.8        557       520      7.1
Sierra                  15,811    18,596   -11.8     48,151    46,312      4.0
Sonoma                   3,811     2,853    38.5      9,564     8,339     14.7
Yukon                    6,056     6,632    -5.3     18,098    17,563      3.0
Yukon XL                 5,154     5,640    -5.2     14,484    14,568     -0.6
     GMC Total          44,205    49,388    -7.2    127,125   124,702      1.9
------------------------------------------------------------------------------
HUMMER H1                   37        58   -33.8        127       227    -44.1
   HUMMER Total             37        58   -33.8        127       227    -44.1
------------------------------------------------------------------------------
Bravada                  1,768     2,861   -35.9      4,749     6,109    -22.3
Silhouette               2,888     3,217    -6.9      5,377    10,313    -47.9
   Oldsmobile Total      4,656     6,078   -20.6     10,126    16,422    -38.3
------------------------------------------------------------------------------
Other-Isuzu F Series       184       242   -21.2        468       552    -15.2
Other-Isuzu N Series     1,238     1,613   -20.4      2,649     3,438    -22.9
   Other-Isuzu Total     1,422     1,855   -20.5      3,117     3,990    -21.9
------------------------------------------------------------------------------
Aztek                    2,830     3,144    -6.7      6,676     8,658    -22.9
Montana                  5,095     4,582    15.3      9,611    10,988    -12.5
Trans Sport                  0         0   ***.*          0         0    ***.*
   Pontiac Total         7,925     7,726     6.4     16,287    19,646    -17.1
------------------------------------------------------------------------------
VUE                      5,602         0   ***.*     11,984         0    ***.*
   Saturn Total          5,602         0   ***.*     11,984         0    ***.*
------------------------------------------------------------------------------
     GM Total          238,229   229,263     7.8    660,331   592,012     11.5
------------------------------------------------------------------------------
                             GM TRUCK Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *     236,738   227,542     7.9    656,941   588,078     11.7
------------------------------------------------------------------------------
GM Import                1,491     1,721   -10.2      3,390     3,934    -13.8
------------------------------------------------------------------------------
     GM Total          238,229   229,263     7.8    660,331   592,012     11.5
------------------------------------------------------------------------------
                       GM Light Duty Truck Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *     235,078   224,521     8.6    652,078   581,547     12.1
------------------------------------------------------------------------------
GM Import                    0         0   ***.*          0         0    ***.*
------------------------------------------------------------------------------
     GM Total          235,078   224,521     8.6    652,078   581,547     12.1
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                    3-1P
                                        GM Truck Deliveries - (United States)
                                                March 2002
------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                    (1)    March                     January - March
                    ----------------------------------------------------------
                                           % Chg
                          2002      2001  per S/D      2002      2001   % Chg
------------------------------------------------------------------------------
    Selling Days (S/D)    27       28
------------------------------------------------------------------------------
             GM TRUCK Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total              6,044         0   ***.*     16,179         0    ***.*
Cadillac Total           3,490     2,623    38.0     10,947     5,056    116.5
Chevrolet Total        164,673   161,425     5.8    464,013   421,620     10.1
GMC Total               43,953    49,121    -7.2    126,475   124,080      1.9
HUMMER Total                37        58   -33.8        127       227    -44.1
Oldsmobile Total         4,656     6,078   -20.6     10,126    16,422    -38.3
Other-Isuzu Total          358       511   -27.3        803     1,027    -21.8
Pontiac Total            7,925     7,726     6.4     16,287    19,646    -17.1
Saturn Total             5,602         0   ***.*     11,984         0    ***.*
    GM North America
      Total*           236,738   227,542     7.9    656,941   588,078     11.7
------------------------------------------------------------------------------
Chevrolet Total            175       110    65.0        426       349     22.1
GMC Total                  252       267    -2.1        650       622      4.5
Other-Isuzu Total        1,064     1,344   -17.9      2,314     2,963    -21.9
    GM Import Total      1,491     1,721   -10.2      3,390     3,934    -13.8
------------------------------------------------------------------------------
         GM Light Truck Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total              6,044         0   ***.*     16,179         0    ***.*
Cadillac Total           3,490     2,623    38.0     10,947     5,056    116.5
Chevrolet Total        164,241   160,756     6.0    462,609   419,827     10.2
GMC Total               43,083    47,280    -5.5    123,819   120,369      2.9
HUMMER Total                37        58   -33.8        127       227    -44.1
Oldsmobile Total         4,656     6,078   -20.6     10,126    16,422    -38.3
Pontiac Total            7,925     7,726     6.4     16,287    19,646    -17.1
Saturn Total             5,602         0   ***.*     11,984         0    ***.*
    GM North America
      Total*           235,078   224,521     8.6    652,078   581,547     12.1
------------------------------------------------------------------------------


                        GM Light Truck Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total              6,044         0   ***.*     16,179         0    ***.*
Cadillac Total           3,490     2,623    38.0     10,947     5,056    116.5
Chevrolet Total        164,241   160,756     6.0    462,609   419,827     10.2
GMC Total               43,083    47,280    -5.5    123,819   120,369      2.9
HUMMER Total                37        58   -33.8        127       227    -44.1
Oldsmobile Total         4,656     6,078   -20.6     10,126    16,422    -38.3
Pontiac Total            7,925     7,726     6.4     16,287    19,646    -17.1
Saturn Total             5,602         0   ***.*     11,984         0    ***.*
    GM Total           235,078   224,521     8.6    652,078   581,547     12.1
------------------------------------------------------------------------------

* Includes US/Canada/Mexico



                                    GM Production Schedule - 4/2/02

                ----------------------------------------------------------------------
                      GMNA                                        Total     Memo:
Units 000s      Car*   Truck*   Total    GME**   GMLAAM   GMAP  Worldwide  NUMMI  CAMI
                ---------------------    -----  --------  ----  ---------  -----  ----
2002 Q2 #        652    828     1,480     475      149      67    2,171       17    17
O/(U) prior
forecast:@        47      8        55      12        2       1       70        0     0
--------------------------------------------------------------------------------------
                      GMNA                                        Total     Memo:
Units 000s      Car*   Truck*   Total    GME**   GMLAAM   GMAP  Worldwide  NUMMI  CAMI
                ---------------------    -----  --------  ----  ---------  -----  ----

   1998
1st Qtr.         673    702     1,375     424      146      36    1,981       16    10
2nd Qtr.         615    557     1,172     479      153      39    1,843        7    14
3rd Qtr.         592    410     1,002     440      137      37    1,616       11     3
4th Qtr.         819    691     1,510     522       89      36    2,157       12    18
               -----  -----     -----   -----      ---     ---   ------      ---    --
    CY         2,699  2,360     5,059   1,864      525     148    7,596       46    45

   1999
1st Qtr.         781    725     1,506     524       93      38    2,161       12    23
2nd Qtr.         760    795     1,555     533      110      25    2,223       12    23
3rd Qtr.         660    699     1,359     427      112      47    1,945       13    17
4th Qtr.         759    694     1,453     530       97      47    2,127       12    26
               -----  -----     -----   -----      ---     ---   ------      ---    --
    CY         2,960  2,913     5,873   2,014      412     157    8,456       49    89

   2000
1st Qtr.         746    775     1,521     572      118      40    2,251       13    24
2nd Qtr.         787    781     1,568     534      140      45    2,287       13    23
3rd Qtr.         689    630     1,319     374      151      53    1,897       12    22
4th Qtr.         670    694     1,364     513      135      47    2,059       12    23
               -----  -----     -----   -----     ----     ---    -----       --    --
    CY         2,892  2,880     5,772   1,993      544     185    8,494       50    92

   2001
1st Qtr.         581    633     1,214     538      138      51    1,941       13    14
2nd Qtr.         638    726     1,364     491      165      64    2,084       13    16
3rd Qtr.         573    665     1,238     373      146      74    1,832       11    15
4th Qtr.         573    721     1,294     441      127      67    1,929        9    16
               -----  -----     -----   -----      ---     ---    -----       --    --
    CY         2,365  2,745     5,110   1,842      575     256    7,786       46    61

   2002
1st Qtr. #       600    753     1,353     457      134      64    2,008       12    11
2nd Qtr. #       652    828     1,480     475      149      67    2,171       17    17
              ------------------------------------------------------------------------

      @ Numbers may vary due to rounding
      * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      April 2, 2002
      -------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)